UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

TELEWEST GLOBAL, INC.
(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2) Form, Schedule or Registration Statement No.:

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Filed by Telewest Global, Inc.
Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: [Telewest Global, Inc.]
Commission File No.: [                ]

This filing consists of certain communications made in connection with the announcement of an Agreement and Plan of Merger among Telwest Global, Inc., NTL Incorporated and Merger Sub Inc., dated as of October 2, 2005.

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What’s been announced?

•                  Telewest and ntl have agreed a framework to combine both businesses creating the UK’s second largest communications company and leading triple play service provider with a cable footprint covering more than 50 per cent of UK households

•                  This transaction will reflect the successes of both ntl and Telewest – building on the best of both, to create a great company with a new and exciting future

•                  The combined company will have nearly 5 million residential customers. It will be the largest provider of residential broadband services in the country with 2.5million subscribers, the second largest pay TV provider with 3.3 million customers and also the second largest fixed telephony provider with 4.3 million customers

For now, there’s no change

•                  There’s a long process to work through before the deal can be closed and we become one company

•                  The agreement is subject to approval by shareholders and we have to satisfy various legal and regulatory conditions.  It could take several months

•                  Until then, we’re still totally separate companies and you don’t need to do anything differently at all

•                  Your jobs continue as normal

•                  There are no changes to products or services

•                  It’s business as usual in both Telewest and ntl

What does this mean for me?

•                  For now, absolutely nothing at all.  We’re still separate companies & there’s no change for anyone

•                  It’s too early to be sure how we’ll bring both businesses together when the deal closes

•                  We will spend the next few months planning in detail how we will combine the two companies

•                  There will be restrictions on what we can communicate until the deal is closed, but we’ll give you the facts as and when decisions are made and we have information that we can share

•                  We can expect to see our fair share of media coverage

•                  Journalists will have their own opinions about how we could bring the companies together

•                  Remember, it’s just speculation and opinion.  If there is anything new to say, we’ll tell you ourselves

What does it mean for customers?

•                  For now, absolutely nothing at all, we’re still separate companies

•                  It’s business as usual

•                  No change to their services

•                  No change to their contracts

•                  No change to their prices or payment processes

•                  In the long term, of course, it should mean that we can put even more of a focus on developing and delivering the best products and services in the market.

•                  Information to help colleagues deal with customer questions are available on Oneline

How can I find out more?

•                  Now

•                  E-mail announcement from Chairman

•                  Questions & answers on Oneline

•                  Designated questions email at questions@telewest.co.uk

•                  Next week

•                  Printed magazine - “the facts”

•                  Between now and the deal closing

•                  There are legal restrictions around what we can say

•                  Updates by e-mail & in team meetings once a month

•                  Updates by e-mail & on Oneline if there is any news

•                  Regular Broadtalks

•                  Most up to date information always available on Oneline

•                  Questions and feedback email account always available

Forward Looking Statements

Certain statements in this press release regarding the proposed transaction between NTL Incorporated (“ntl”) and Telewest, Inc. (“Telewest”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Telewest’s or ntl’s future expectations, beliefs, goals or prospects constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements.  In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest.  These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed acquisition, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K.  For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Additional Information and Where to Find it

This filing may be deemed to be solicitation material in respect of the proposed merger of ntl and Telewest.  In connection with the proposed merger, ntl and Telewest will file a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS OF NTL AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The final joint proxy statement / prospectus will be mailed to stockholders of ntl and Telewest.  Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, when it becomes available, and other documents filed by ntl and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov.  Free copies of the joint proxy statement / prospectus, when it becomes available, and each company’s other filings with the SEC may also be obtained from the respective companies.  Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations.

Participants in the Solicitation

ntl, Telewest and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favour of the merger. Information regarding ntl’s directors and executive officers is available in ntl’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 5, 2005. Information regarding Telewest’s directors and executive officers is available in Telewest’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 11, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement / prospectus and the other relevant documents filed with the SEC when they become available.

Channel	email
Distribution:	Alpha & Grade 1 (this version not for cascade)
Date:	Announcement Day
Time:	09:00hrs

Title                                                                        ntl and Telewest have agreed a framework to combine the two businesses

Please do not forward this email as it contains information specifically for you

Creating a new company

We are delighted to announce that ntl and Telewest have today agreed a framework to combine the two businesses, under which ntl will acquire Telewest, creating the UK’s second largest communications company and leading triple play service provider with a cable footprint covering more than 50 per cent of UK households. Our financial advisors are confident that we have achieved a fair price for this transaction.

Together we are stronger

This transaction will reflect the successes of both ntl and Telewest – building on the best of both, to create a great company with a new and exciting future. The combined company will have nearly 5 million residential customers. It will be the largest provider of residential broadband services in the country with 2.5 million customers, the second largest pay TV provider with 3.3 million customers and also the second largest fixed telephony provider with 4.3 million customers.

We are enthusiastic about the opportunities presented for our colleagues, customers and shareholders.

Focus on customers

It’s business as usual for our customers. There are no changes to their services, contracts, prices or payment processes.  So if you’re asked about today’s announcement by customers, the simple message is, they won’t see any change at all for now.  And in the long term, of course, it should mean that we can put even more of a focus on developing and delivering the best products and services in the market.

Business as usual

We know that this news will generate some uncertainty within both businesses and will be unsettling for some colleagues. We request that you stay focused on business as usual, taking care of our customers and delivering the kind of excellent service that has enabled us to reach this point. Your ongoing commitment is critical to our future success; we value your loyalty and welcome your positive contribution.

The integration planning process will take several months, as there are important legal and regulatory conditions that must be satisfied. However, we will establish designated teams to plan how we will bring our businesses together. But until the deal is closed, which will take several months, we must continue to act as separate companies.

We can expect to see our fair share of media commentary in the coming weeks. Many of us have seen it all before and will know that it can be quite intense, but we request your patience for information on further developments. We will continue to be restricted in what we can say about the transaction, until it is completed. We will give you the facts as and when decisions are made and we have information that we can share.

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The new team

I can confirm that Jim Mooney, will become Chairman and Simon Duffy will become Chief Executive Officer of the new company and that I will become the Deputy Chairman which will be an active role.  Other appointments, including those for a number of our own senior management will be announced in due course. Clearly these changes will only come into effect once the deal closes and until then, existing Board and management structures in both companies will remain.

Barry Elson will leave the company on completion of the transaction and Eric Tveter will leave the company at the end of 2006. Their agreement to stay during the coming months will allow us to continue to benefit from their management and advice during the completion of the transaction and subsequent integration programme.

I am proud of the achievements of all of Telewest’s colleagues and would also like to thank Barry and Eric for their contributions which have helped establish the successful and valuable business we are today.

Keeping colleagues engaged

At this stage it is important that all colleagues are given the right information and have an opportunity to ask questions.

This morning, all colleagues with an email address will be sent an announcement and we are sending a text message to field-based colleagues inviting them to call a designated number to listen to a recorded message of this announcement. There are a limited number of lines available for this service, so please make sure that it is only used by colleagues without access to other forms of communication – the number is 0121 694 3028.

There will also be a Broadtalk tomorrow – details to come from Company News.

Please follow the link to http://oneline.telewest.co.uk/corporate/questions/questions.html, to gain access to the following supporting materials for you to use in discussions with your teams:

•                  A copy of the email announcement sent to all colleagues

•                  A short presentation

•                  Q&A for colleagues

•                  Q&A to help colleagues deal with queries from customers

•                  A copy of the voicemail transcript for field-based colleagues

Please do not write any additional material about today’s announcement or attempt to answer questions if they are not covered in the Q&A document. It is important that any materials or answers to questions are subject to the appropriate legal review and approval.

In addition, we have set up a designated email address for all colleagues to ask questions not covered in the Q&A, at questions@telewest.co.uk.  We will endeavour to answer your questions as quickly as possible.

Finally, if you would like to read the more detailed transaction documents please visit either www.telewest.co.uk or www.ntl.com.

What happens next?

I would like to invite you to a conference next Monday afternoon on 10 October 05. This will be attended by leaders from both ntl and Telewest.  You will receive more details shortly.

In the meantime, please find attached a feedback form for you to provide brief details about your teams’ reactions to today’s news and to note down any specific questions you would like us to cover at the conference.  Please complete and return this form to questions@telewest.co.uk by 5pm this Wednesday.

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And finally…we hope you will agree that this is a unique opportunity for both companies. For today, let’s focus on making sure our colleagues see it as equally positive news, but understand that from an operational perspective it is business as usual, which for all of us means an unrelenting focus on the needs of our customers.

Thank you for your continued support.

Cob Stenham

Chairman Telewest

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between ntl Incorporated (“ntl”) and Telewest, Inc. (“Telewest”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Telewest’s or ntl’s future expectations, beliefs, goals or prospects constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements.  In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest.  These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed acquisition, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K.  For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Additional Information and Where to Find it

This filing may be deemed to be solicitation material in respect of the proposed merger of ntl and Telewest.  In connection with the proposed merger, ntl and Telewest will file a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS OF NTL AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The final joint proxy statement / prospectus will be mailed to stockholders of ntl and Telewest.  Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, when it becomes available, and other documents filed by ntl and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov.  Free copies of the joint proxy statement / prospectus, when it becomes available, and each company’s other filings with the SEC may also be obtained from the respective companies.  Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations.

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Participants in the Solicitation

ntl, Telewest and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favour of the merger. Information regarding ntl’s directors and executive officers is available in ntl’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 5, 2005. Information regarding Telewest’s directors and executive officers is available in Telewest’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 11, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement / prospectus and the other relevant documents filed with the SEC when they become available.

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channel	email
audience ALL @ everywhere within Telewest
from:	Telewest Chairman
date:	Day One
Time:	09:00

Title	ntl and Telewest have agreed a framework to combine the two businesses

The five things you need to know

1.              Ntl and Telewest have agreed a framework to combine the two businesses, under which ntl will acquire Telewest, creating the UK’s second largest communications company and leading triple play service provider with a cable footprint covering more than 50 per cent of UK households.

2.              We are enthusiastic about the opportunities this transaction presents for our colleagues, customers and shareholders

3.              We know that this news will generate some uncertainty within both businesses and will be unsettling for some colleagues. We do, of course, understand this but ask that you stay focused on business as usual, taking care of our customers and delivering the kind of excellent service that has enabled us to reach this point

4.              Your ongoing commitment is critical to our future success - we value your loyalty and welcome your positive contribution. But for now, you don’t need to do anything differently at all

5.              You can find out more information:

a.               A new internal magazine called “The Facts” will be distributed early next week to all colleagues – please look out for your copy

b.              Look out on Oneline for a designated Broadtalk session tomorrow

c.               For questions and answers – click here

d.              For information to help you answer questions from customers – click here

e.               If you have a question that’s not included in our Q&A sections, send it to questions@telewest.co.uk

f.                 Visit www.telewest.co.uk to view the full transaction statement

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Full message from the Chairman

The news

We are delighted to announce that ntl and Telewest have agreed a framework to combine the two businesses, under which ntl will acquire Telewest, creating the UK’s second largest communications company and leading triple play service provider with a cable footprint covering more than 50 per cent of UK households.

Together we are stronger

This transaction will reflect the successes of both ntl and Telewest – building on the best of both, to create a great company with a new and exciting future. The combined company will have nearly 5 million residential customers. It will be the largest provider of residential broadband services in the country with 2.5 million customers, the second largest pay TV provider with 3.3 million customers and also the second largest fixed telephony provider with 4.3 million customers.

We are enthusiastic about by the opportunities presented for our colleagues, customers and shareholders.

Business as usual

We know that this news will generate some uncertainty within both businesses and will be unsettling for some colleagues. We request that you stay focused on business as usual, taking care of our customers and delivering the kind of excellent service that has enabled us to reach this point. Your ongoing commitment is critical to our future success; we value your loyalty and welcome your positive contribution. But for now, you don’t need to do anything differently at all.

It’s business as usual for our customers too. There are no changes to their services, contracts, prices or payment processes.  So if you’re asked about today’s announcement by customers, the simple message is, they won’t see any change at all for now.  And in the long term, of course, it should mean that we can put even more of a focus on developing and delivering the best products and services in the market.

What happens next?

The integration planning process will take time as there are important legal and regulatory conditions that must be satisfied. However, we will establish designated teams to plan how we will bring our businesses together. But until the deal is closed, which will take several months, we must continue to act as separate companies.

We can expect to see our fair share of media commentary in the coming weeks. Many of us have seen it all before and will know that it can be quite intense, but we request your patience for information on further developments. We will continue to be restricted in what we can say about the transaction, until it is completed.

This will mean that it could be some time before we are able to answer all of your questions, but we will give you the facts as and when decisions are made and we have information that we can share.

The new team

I can confirm that Jim Mooney, will become Chairman and Simon Duffy will become Chief Executive Officer of the new company and that I will become the Deputy Chairman which will be an active role.  Other appointments, including those for a number of our own senior management will be announced in due course. Clearly these changes will only come into effect once the deal closes and until then, existing Board and management structures in both companies will remain.

Barry Elson will leave the company on completion of the transaction and Eric Tveter will leave the company at the end of 2006. Their agreement to stay during the coming months will allow us to continue to benefit

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from their management and advice during the completion of the transaction and subsequent integration programme.

I am proud of the achievements of all of Telewest’s colleagues and would also like to thank Barry and Eric for their contributions which have helped establish the successful and valuable business we are today.

Thank you

We look forward to the opportunities presented by this transaction and request that for now, you continue to focus on business as usual and the needs of our customers.

Thank you for your continued support.

Kind regards

Cob Stenham

Chairman Telewest

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between ntl Incorporated (“ntl”) and Telewest, Inc. (“Telewest”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Telewest’s or ntl’s future expectations, beliefs, goals or prospects constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements.  In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest.  These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company,

3

(4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed acquisition, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K.  For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Additional Information and Where to Find it

This filing may be deemed to be solicitation material in respect of the proposed merger of ntl and Telewest.  In connection with the proposed merger, ntl and Telewest will file a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS OF NTL AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The final joint proxy statement / prospectus will be mailed to stockholders of ntl and Telewest.  Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, when it becomes available, and other documents filed by ntl and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov.  Free copies of the joint proxy statement / prospectus, when it becomes available, and each company’s other filings with the SEC may also be obtained from the respective companies.  Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations.

Participants in the Solicitation

ntl, Telewest and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favour of the merger. Information regarding ntl’s directors and executive officers is available in ntl’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 5, 2005. Information regarding Telewest’s directors and executive officers is available in Telewest’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 11, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement / prospectus and the other relevant documents filed with the SEC when they become available.

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Telewest Business

Business Customer Q&A

Questions and Answers to be distributed to all Telewest Business employees

Q             What is the deal overall?

A             ntl and Telewest announced today a definitive merger agreement under which ntl will acquire Telewest, creating the U.K’s second largest communications company.

Q             What does this announcement mean for Telewest Business customers?

A             Today’s announcement is good news for business and carrier customers. It makes sound commercial sense, and will ultimately give us far greater scale and network reach.

The new company will be able to deliver a more compelling national proposition for business and wholesale customers, providing very high bandwidth IP and voice services across the UK.

Additionally, we will also have even greater scope to focus on providing the customer service and product innovation that customers demand.

Today it is business as usual. There is no change to customer contracts, Ts & Cs or prices.

Q             How big will the merged ntl and Telewest company be?

A             The merged company will be the - leading triple play service provider with a cable footprint covering more than 50 per cent of U.K. households. The combined company will have nearly 5 million residential customers.  It will be the largest provider of residential broadband services in the country with 2.5 million customers, the second largest pay TV provider with 3.3 million customers and also the second largest fixed telephony provider with 4.3 million customers.

ntl and Telewest’s local access networks do not overlap.  Combining them will create a strong platform from which to focus on product differentiation and innovation and to deliver unique packages of service offerings.

Q             Remind me of the size and scope of Telewest and ntl’s business divisions?

A             Telewest Business provides the full range of voice, data, internet and carrier services to private and public sector organisations as well as ISPs and mobile operators.

Telewest Business division’s revenue was £63m in Q2 2005, an increase of £2m over the prior quarter. ntl’s business division revenue for Q2 2005 was £103.6m.

Telewest Business employs approximately 800 people.

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Q             So are you now one company?

A             The transaction is subject to agreement by shareholders.  There are also some important regulatory and other steps that have to be satisfied before the deal can be closed.  Until that time – the companies remain separate.

Q             Does this mean the two companies will definitely come together, or could something happen to stop it?

A             No it’s not definite – it’s subject to shareholders and regulatory approval. So we have to wait and see, but we think it’s in the best interests of the industry and customers for it to be approved by the regulators.

Q             Who are Telewest’s and ntl’s key customers?

A             Telewest Business’ key customers include Birmingham City Council, Royal London Assurance, West Midlands Police, and AOL. Ntl’s key customers include Heathrow Terminal 5, Cambridgeshire County Council and Next

Both Telewest and ntl have significant relationships with local authorities and health and education organisations in their respective areas.

Q             While it’s true that ntl and Telewest don’t generally compete for the same residential customers, the same doesn’t always apply to business, How will you handle this and will this have an impact on the competition process?

A             Both companies have tended to focus on providing services to organisations based within their historic operating areas. As such, the main competition for both has been BT.

It’s too soon to be talking about specific products, but the enhanced network reach and resource that a combined business division would bring will ultimately result in superior products for our customers, enabling the business to compete more effectively in the marketplace. We’ll also be better positioned to provide nation-wide business and carrier services, encouraging greater competition with BT and Cable & Wireless/Energis at a national level.

Q             Can we expect to see changes to the product set?

A             We will continue to develop and bring to market a wide range of communications products and services for our Business customers, as we have in the past. But the increased scale and resource of the new company is good news for product development. It will enable us to accelerate this process, investing in new technologies to fully exploit the scale and reach of our network and enabling us to launch new services across the UK.

Q             I am a customer of Telewest Business with a number of sites in ntl areas, can I now get Telewest Business services at these sites?

A             Today we can serve your sites outside our immediate network area working with a variety of other carriers, including ntl. In the future the new company will offer services seamlessly across an integrated network but this will take time to implement.

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Q             I’m thinking about signing up to your company, but I’m not sure it’s wise given today’s news?

A             Let me reassure you. The services and prices are not about to change. The deal, should it go ahead, will be very good news for customers. It’ll stimulate additional investment in new products and services.   It’s a great time to become a customer of Telewest Business - at the start of a new era.

Q             How does this announcement affect customer facing staff? Will the account management teams change?

A             It’s business as usual and customers will not notice any changes. You can be assured that we recognise the value our customers place on continuity of their account management and their overall relationship with Telewest.

Q             What is the new company name?

A             No further information has been released today.

Q             You recently hired a new MD for Business – will he be heading up the merged business?

A             It is too early to talk about the enlarged company’s senior management structure.  We will announce the senior management structure of the new company, including the MD for Business, once the deal has been completed.

Until today’s agreement has been completed, we are operating as two separate companies and it is business as usual for both companies.

Q             How will Telewest Business ensure customers’ service is not disrupted by the change?

A             Our aim is to ensure that the integration of the two businesses will be a smooth as possible as we recognise that our continued success depends on remaining focused on delivering service excellence.

Both Telewest and ntl have significant experience in managing businesses through change. We are confident that customers will only see positive changes as a result of this announcement.

Q             What happens now?

A             it’s business as usual and we remain absolutely focused on delivering service excellence.

The deal has to go through various regulatory stages, so will not be confirmed for some time. Shortly, formal notification containing detailed information about the transaction and the operations of both companies will be submitted to the Office of Fair Trading. They will review the possible implications of the agreement and either approve the transaction or refer it to the competition commission for further consideration. So how long the whole process takes

3

depends on the decisions the regulators take at each stage. We will aim to keep our customers informed throughout the process with updates available on our website www.telewest.co.uk/business

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between ntl Incorporated (“ntl”) and Telewest, Inc. (“Telewest”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Telewest’s or ntl’s future expectations, beliefs, goals or prospects constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements.  In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest.  These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed acquisition, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K.  For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Additional Information and Where to Find it

This filing may be deemed to be solicitation material in respect of the proposed merger of ntl and Telewest.  In connection with the proposed merger, ntl and Telewest will file a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS OF NTL AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The final joint proxy statement / prospectus will be mailed to stockholders of ntl and Telewest.  Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, when it becomes available, and other documents filed by ntl and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov.  Free copies of the joint proxy statement / prospectus, when it becomes available, and each company’s other filings with the SEC may also be obtained from the respective companies.  Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations.

Participants in the Solicitation

ntl, Telewest and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favour of the merger. Information regarding ntl’s

4

directors and executive officers is available in ntl’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 5, 2005. Information regarding Telewest’s directors and executive officers is available in Telewest’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 11, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement / prospectus and the other relevant documents filed with the SEC when they become available.

5

channel	phone conference
audience: Invitees – Alpha and Grade 1
date:	Announcement Day
time:	08:30hrs
Pages inc	5

Title	Script for Cob Stenham

Good morning everyone and thank-you for joining me today.

The purpose of this call is to share with you some extremely important and long-anticipated news that we will be announcing at 9am, and to prepare you for sharing that news in turn with your teams.

The information I’m about to share with you is highly market sensitive and it is absolutely paramount that you don’t repeat it to anyone else until you receive the official communication at 9am from Company News.  Equally you must not take any action related to trading Telewest or ntl shares or options.

Now that we’ve met our legal obligations I shall move quickly on to the important news of the day.

I’m delighted to tell you that at 9.00 this morning we will announce that we and ntl have agreed a framework to combine our two businesses.  ntl has agreed to buy the Telewest business, creating the UK’s second largest communications company and leading triple play service provider with a cable footprint covering more than 50 per cent of UK households – enabling us to challenge the likes of BT and Sky as never before.

This really does mean the start of a new era for Cable.  It’s our opportunity to bring together all the franchises and operations that were created so many years ago.

The combined company, as many of you will be aware, will have nearly 5 million residential customers. It will be the largest provider of residential broadband services in the country with 2.5 million customers, the second largest pay TV provider with 3.3 million customers and also the second largest fixed telephony provider with 4.3 million customers.

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As I said right at the start of this call, this is long-awaited and anticipated news.  Together, we believe we will be stronger.  This is not simply about adding two companies together.  It’s an opportunity to create a new one, with a new future, drawing on the best of both.

For the UK as a whole, it will create a company ideally positioned to deliver this country’s digital future.  For customers, it will bring a totally single-minded focus on developing and delivering the best products and services in the market.  And for colleagues it will mean being part of a high profile company able to square up to the competition on more equal terms for the first time in our history.

I can confirm that Jim Mooney, will become Chairman and Simon Duffy will become Chief Executive Officer of the new company and that I will become the Deputy Chairman which will be an active role.  Other appointments, including those for a number of our own senior management will be announced in due course. Clearly these changes will only come into effect once the deal closes and until then, existing Board and management structures in both companies will remain.

Barry Elson will leave the company on completion of the transaction and Eric Tveter will leave the company at the end of 2006. Their agreement to stay during the coming months will allow us to continue to benefit from their management and advice during the completion of the transaction and subsequent integration programme.

I am proud of the achievements of all of Telewest’s colleagues and would also like to thank Barry and Eric for their contributions which have helped establish the successful and valuable business we are today.

As you will all appreciate, there is a great deal of work to be done with our advisors and the regulators before the transaction can be completed.  Furthermore the agreement has yet to be approved by our shareholders.

It’s impossible at this stage to predict how long all that will take, but it could well be several months.  And until all the conditions are satisfied and the deal is closed, ntl and Telewest are still completely separate companies and it’s business as usual for all of us.

2

To be clear, that means there’s no change at all for customers, for suppliers or for colleagues.  We carry on as normal, and we stay focused on achieving the targets we’ve set ourselves.

On the subject of colleagues - we all know that whilst this is a great development for both companies and the industry, for colleagues, it will probably raise immediate questions about jobs.  Today we’re right at the start of the process, there’s a long way to go before we can close the deal, and unfortunately that means a period of uncertainty for people where there will be a lot of questions we just won’t be in a position to answer.

At the same time, it probably means a period of prolonged media scrutiny as analysts and journalists draw their own conclusions about how we’ll combine the two companies and no doubt speculate about potential redundancies.

As leaders, it’s up to us to step up to the mark and help people move forward and stay focused on business as usual.  I have to say that in light of our history, I think we are well practised at leading people through this type of uncertain environment.

At 9am I will be sending you an announcement with links to a range of materials to help you communicate today’s announcement to your teams. You don’t have to use all of them.  Just select the materials that are most appropriate for you and for your team.

Shortly after I have sent the e-mail to you, I will also send an email to all colleagues and a text message to all of our field-based colleagues inviting them to dial in to a recording of the email announcement. I am also writing to all colleagues on maternity, adoption or long-term sick leave.

An e-mail account has been set up for people to send in questions that are not covered in any of the materials and at the start of next week we will issue a short magazine to all colleagues called “The Facts”.

There will be a lot of questions that at this stage we’re unable to answer, but we are sharing all the information we do have as comprehensively as we can.  And we will continue to do so as things move forward.  The identity we have chosen for all our communications around this process is ‘the facts’. And I want colleagues to understand that, whatever speculation and opinion they may read in the press, they will get the facts from the company.

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I should also say that we are working together with ntl to make sure that staff in their business receive the same information at the same time as our own, and again, we will continue to do this throughout the process.  The magazine I mentioned a moment ago will go to staff in both companies.

While today is about announcing this news as clearly as we can to our colleagues, no doubt you will have your own questions about what will happen next and what the news means for you as a leadership team.

I would like to invite you, together with your colleagues in ntl, to a conference next Monday afternoon to address those questions.  More details about the venue and timings will follow shortly.

At this point I would like to hand you over to Barry Elson and then Eric Tveter

Who will say a few words

•                                                                                          Return to Cob Stenham

I’m going to draw this call to a close now to allow you to focus on preparing to communicate to your own teams.  A couple of final points before I do.  Firstly, please do not write any additional communications on this subject to colleagues, suppliers, customers – or anyone at all.

In a similar vein, please don’t attempt to answer any question that is not already contained in the Q&A documents.  It’s important that any communication on this has gone through the right sign-off process with our legal teams, and that we make sure we give consistent answers to questions across both Telewest and ntl.

Finally, I will close by saying this is an important development in the history of our company and our industry.   And you are part of it.  From a modest start all those years ago, we are at the beginning of a process to create the UK’s premier communications company, positioned for the first time in Cable’s history to square up to our competitors on more equal terms.

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It hasn’t been plain sailing. Many of you have worked well beyond the call of duty to help take this company through some extremely challenging times to get us to this point.  Our future colleagues in ntl have done the same.  This is what you’ve helped to achieve.  Both companies have emerged as healthy companies at the forefront of the communications sector in the UK.   Together, we’re looking ahead to a new era for UK Cable.  And we have some fantastic opportunities ahead of us.

I expect that many of you will have questions.  The email announcement that you will receive at 09:00hrs has a form attached for you to ask specific questions but we do have five minutes available now, if there are any questions you have arising from this briefing.

Q&A session

Thank you.  Good luck with the communications today.  And I look forward to speaking to you again next Monday at the conference.

END

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between ntl Incorporated (“ntl”) and Telewest, Inc. (“Telewest”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Telewest’s or ntl’s future expectations, beliefs, goals or prospects constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements.  In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest.  These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any

5

regulatory or third-party approvals in connection with the proposed acquisition, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K.  For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Additional Information and Where to Find it

This filing may be deemed to be solicitation material in respect of the proposed merger of ntl and Telewest.  In connection with the proposed merger, ntl and Telewest will file a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS OF NTL AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The final joint proxy statement / prospectus will be mailed to stockholders of ntl and Telewest.  Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, when it becomes available, and other documents filed by ntl and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov.  Free copies of the joint proxy statement / prospectus, when it becomes available, and each company’s other filings with the SEC may also be obtained from the respective companies.  Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations.

Participants in the Solicitation

ntl, Telewest and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favour of the merger. Information regarding ntl’s directors and executive officers is available in ntl’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 5, 2005. Information regarding Telewest’s directors and executive officers is available in Telewest’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 11, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement / prospectus and the other relevant documents filed with the SEC when they become available.

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The following message is from Cob Stenham, our CEO, regarding the agreed merger between Telewest and ntl announced this morning.  Before you listen to the message, because we are a U.S.-listed company, U.S. securities laws require the following notices.

This filing may be deemed to be solicitation material in respect of the proposed merger of Telewest and ntl.  A joint proxy statement/prospectus will be filed with the U.S. SEC.  Shareholders of NTL and Telewest should read that document and any other related documents filed with the U.S. SEC when available.  For more information on how to obtain these documents, please see our joint press release with NTL.

Telewest, NTL and their directors, officers and other employees may be deemed to be soliciting proxies in favour of the merger.  Information about each of Telewest's and ntl's directors and executive officers is available in their annual proxy statements on file with the United States SEC.  More information about potential proxy solicitation participants will be included in the joint proxy statement/prospectus.

Hello, this is Cob Stenham, and I am the Chairman of Telewest and I have some important news to share with you today. Thank you for dialling in and for your patience if it took a little while to get through.

Our office-based colleagues are receiving an email with the same message today.

***

We are delighted to announce that ntl and Telewest have agreed a framework to combine the two businesses under which ntl will acquire Telewest, creating the UK’s second largest communications company and leading triple play service provider with a cable footprint covering more than 50 per cent of UK households.

***

This transaction will reflect the successes of both ntl and Telewest – building on the best of both.

We are enthusiastic about the opportunities presented for our colleagues, customers and shareholders.

***

We know that this news will generate some uncertainty within both businesses and will be unsettling for some of you. We request that you stay focused on business as usual, taking care of our customers and delivering the kind of excellent service that has enabled us to reach this point.

Your ongoing commitment is critical to our future success and we value your loyalty. But for now, you don’t need to do anything differently at all.

It’s business as usual for our customers too. There are no changes to their services, contracts, prices or payment processes.  So if you’re asked about today’s announcement by customers, the simple message is, they won’t see any change at all for now.  And in the long term, of course, it should mean that we can put even more of a focus on developing the best products and services in the market.

***

The integration planning process will take time as there are important legal and regulatory conditions that must be satisfied. But until the deal is closed, which will take several months, we must continue to act as separate companies.

We can expect to see our fair share of media commentary in the coming weeks. Many of us have seen it all before and will know that it can be quite intense, but we request your patience for information on further developments. We will continue to be restricted in what we can say about the transaction, until it is completed.

This will mean that it could be some time before we are able to answer all of your questions, but we will give you the facts as and when decisions are made.

***

I can confirm that Jim Mooney, will become Chairman and Simon Duffy will become Chief Executive Officer of the new company and that I will become the Deputy Chairman which will be an active role.  Other appointments, including those for a number of our own senior management will

2

be announced in due course. Clearly these changes will only come into effect once the deal closes and until then, existing Board and management structures in both companies will remain.

Barry Elson will leave the company on completion of the transaction and Eric Tveter will leave the company at the end of 2006. Their agreement to stay during the coming months will allow us to continue to benefit from their management and advice during the completion of the transaction and subsequent integration programme.

I am proud of the achievements of all of Telewest’s colleagues and would also like to thank Barry and Eric for their contributions which have helped establish the successful and valuable business we are today.

***

We look forward to the opportunities presented by this transaction and request that for now, you continue to focus on business as usual and the needs of our customers.

If you have any questions please contact your line manager or send an email to our designated address at questions@telewest.co.uk

Thank you for taking the time to call in today and thank you for your continued support.

3

NTL AND TELEWEST COMBINE TO CREATE A TRIPLE PLAY LEADER

•                  Creates the U.K.’s second largest communications company and leading triple play service provider with pro forma combined revenues of £3.4 billion

•                  Combined customer base of nearly 5 million residential subscribers and 10 million revenue generating units

•                  Transaction will be significantly free cash flow accretive with approximately £1.5 billion NPV of synergies

•                  Transaction values Telewest at approximately $6 billion or $23.93 per share; Telewest shareholders to receive $16.25 in cash plus 0.115 shares of NTL for each Telewest share

London, United Kingdom, October 3, 2005 – NTL Incorporated (NASDAQ: NTLI) and Telewest Global, Inc. (NASDAQ: TLWT) announced today a definitive merger agreement under which ntl will acquire Telewest, creating the U.K.’s second largest communications company and leading triple play service provider with a cable footprint covering more than 50 per cent of U.K. households. The combined company will have nearly 5 million residential customers.  It will be the largest provider of residential broadband services in the country with 2.5 million subscribers, the second largest pay TV provider with 3.3 million subscribers and also the second largest fixed telephony provider with 4.3 million subscribers.

The combination of the two companies’ local access networks, which do not overlap, will provide a strong platform allowing for product differentiation and innovation and the delivery of unique packages of service offerings.  The combined company will have the benefit of a much larger cable network and, together with Telewest’s content division, will strengthen cable’s position in the multi-channel TV marketplace.  Additionally, the transaction will create substantial synergies and provide the impetus for increased product and technical innovation.  Consumers will benefit from greater choice, accelerated delivery of a broader range of personalised communications and entertainment services and even better value.

On an unaudited pro forma basis for the twelve months ended June 30, 2005, the combined company would have had revenues of £3.4 billion (before adjustments) and operating income before depreciation amortisation and other charges (“OCF”) of £1.2 billion (before adjustments). The combination will benefit from strong cash flows underpinned by tangible cost and capex synergies, which are expected to make the transaction significantly cash accretive in 2006, before restructuring costs, and significantly cash accretive after all costs from 2007 onwards.

Under the terms of the transaction, approved by the boards of both companies, Telewest shareholders will receive $16.25 in cash and 0.115 shares of ntl stock for each common share of Telewest they own, for a total consideration currently valued at approximately $6 billion or approximately $23.93 per share.  On this basis, upon completion Telewest shareholders will own approximately 25 per cent of the enlarged ntl.  The transaction is subject to U.K. regulatory approvals, approval by the shareholders of both companies and other customary closing conditions.  It is expected to close in the first quarter of 2006.

The Board of the enlarged company will consist of all the current directors of ntl plus two directors from Telewest.   James Mooney will be Chairman of the Board of Directors, Anthony (Cob) Stenham will be Deputy Chairman and Simon Duffy will be the President and Chief Executive Officer.  Telewest’s Acting Chief Executive Officer, Barry Elson, will leave the company upon the completion of the transaction and Telewest’s Chief Operating Officer, Eric Tveter, will leave the company at the end of 2006.  Their agreement to stay during the coming months will allow Telewest to continue to benefit from their management and advice during the completion of the transaction and subsequent integration programme.

Simon Duffy, Chief Executive Officer of ntl, commented: “This is a transforming transaction for the U.K. cable industry.  It marks not just the culmination of a decade of consolidation but, more importantly, the creation of a new competitive force in the communications and entertainment sectors in the U.K.  By sharing best practices across ntl and Telewest and by promoting innovation and leadership, the company will focus on enhancing dual and triple play penetration, improving sales and marketing effectiveness and driving customer centricity and service quality. This is a significant value creation opportunity for shareholders.”

James Mooney, Chairman of ntl, added: “Underpinned by a national strategy and increased scale and reach, this transaction positions the enlarged company for greater success than either company could have achieved alone.  The company will have additional resources to roll out new product offerings – such as HDTV, VoD and VoIP – across its footprint.  This pro-competitive combination will provide customers with improved access to competitively priced and flexible communication and entertainment services.”

Anthony (Cob) Stenham, Chairman of Telewest, stated: “We are very pleased to recommend this value enhancing combination with ntl to our shareholders.  The mix of stock and cash consideration will enable Telewest shareholders to realise immediate value for their shares and to participate in the upside of a combined company that is better positioned to compete in the U.K. marketplace.  I am proud of the achievements of all the staff at Telewest, and I would also like to thank Barry and Eric for their contributions, which have helped to establish the successful and valuable business we are today.”

ntl and Telewest expect that the proposed transaction will yield a net present value of approximately £1.5 billion in synergies, net of the cost to achieve them.  The gross OCF and capex synergies are expected to be realised from 2006 onwards and ramp up to an annual free cash flow run rate exiting 2008 of approximately £250 million, representing approximately 8 per cent of the combined company costs and capex.  The synergies will be realised through optimising networks, systems and applications, implementing best practices and eliminating duplicated activities.

As reported in second quarter 2005 results, Telewest and ntl had approximately £1.7 billion and £1.5 billion in net debt respectively, for a pro forma combined net debt of £3.2 billion. The cash portion of the acquisition will be financed through approximately £1.8 billion in new financing and £500 million from existing ntl cash on hand.  In addition, the existing senior facilities of both companies will be refinanced.  ntl has received financing commitments for the full amount necessary to effectuate the transaction.  Net debt upon completing the transaction will be approximately £5.7 billion, representing approximately 4.7 x OCF.  ntl expects free cash flow from the combined companies to provide the flexibility to reduce combined debt to target levels over the medium term.

ntl’s and Telewest’s executives will discuss today’s announcement in a two-way conference call for financial analysts and shareholders which will begin at 1:30 p.m. BST/8:30 a.m. EDT. The call can be accessed by dialing (706) 679-4864 from outside the U.S. or (877) 226-8269 from within the U.S. and entering conference ID number 1065663.  A replay of the conference call will be available beginning at 3:00 p.m. BST/10:00 a.m. EDT on October 3, 2005 through 2:30 p.m. BST/9:30 a.m. EDT on October 9, 2005 by dialing (706) 645-9291 from outside the U.S. or (800) 642-1687 from within the U.S and entering ID number 1065663.  The call will also be web cast live at ntltelewest.mergerannouncement.com, www.ntl.com and www.telewest.co.uk.

Calculation of Combined Revenue and OCF

The statements of combined revenues and OCF in this release are estimates and have been calculated by adding similar category information derived from the companies’ separate filings with the Securities and Exchange Commission for each of their past four fiscal quarters.  This data has not been adjusted to reflect, for example, inter-company amounts, differences in accounting policies or other matters.  Consequently, this measurement method may result in amounts that differ from those that the companies or the combined company may use in the future.

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Additional Information and Where to Find it

This press announcement is not a prospectus and ntl and Telewest shareholders should make their decision on the proposed merger on the basis of the information to be contained in the joint proxy statement / prospectus. This press announcement may be deemed to be solicitation material in respect of the proposed merger of ntl and Telewest.  In connection with the proposed merger, ntl and Telewest will file a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS OF NTL AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The final joint proxy statement / prospectus will be mailed to stockholders of ntl and Telewest.  Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, when it becomes available, and other documents filed by ntl and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov.  Free copies of the joint proxy statement / prospectus, when it becomes available, and each company’s other filings with the SEC may also be obtained from the respective companies.  Free copies of ntl’s filings may be obtained by directing a request to NTL Incorporated, 909 Third Avenue, Suite 2863, New York, New York 10022, Attention: Investor Relations.  Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, not shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Advisors

Goldman Sachs & Co. acted as financial advisor to ntl.  Goldman Sachs & Co. and Evercore Partners provided fairness opinions to the ntl board of directors.  Deutsche Bank AG and Rothschild acted as financial advisors to Telewest and provided fairness opinions to the Telewest board of directors.  Davis Polk & Wardwell acted as U.S. counsel to ntl and Travers Smith and Ashurst acted as U.K. and regulatory counsel, respectively, to ntl.  Sullivan & Cromwell LLP acted as U.S. counsel to Telewest, and Freshfields acted as U.K. and regulatory counsel to Telewest.  Fried Frank Harris Shriver & Jacobson LLP acted as financing counsel to ntl.

Participants in the Solicitation

ntl, Telewest and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favour of the merger. Information regarding ntl’s directors and executive officers is available in ntl’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 5, 2005. Information regarding Telewest’s directors and executive officers is available in Telewest’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 11, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement / prospectus and the other relevant documents filed with the SEC when they become available.

About ntl

•                  NTL Incorporated offers a wide range of communications and content distribution services to residential and business customers throughout the UK.

•                  ntl is the UK’s largest cable company with 3.3 million residential customers, and the UK’s leading supplier of broadband services to consumers, with 1.6 million broadband customers.

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•                  ntl’s network can service 7.9 million homes in the UK.

•                  Information on ntl and its products can be obtained at www.ntl.com.

About Telewest

Telewest, the broadband communications and media group, currently passes and markets to 4.7 million homes and provides multi-channel television, telephone and internet services to 1.8 million residential customers and Telewest Business, the company’s business division, supplies broadband communications to the public and private sector markets. Its content division, Flextech, is the BBC’s partner in UKTV. For further information go to http://mediacentre.telewest.co.uk/.

ntl contacts:

Investors

Patti Leahy, +1-610-667-5554

U.K. Media:

Justine Smith, +44 (0)7966 421 991 or
Buchanan Communications:

Richard Oldworth/Jeremy Garcia, +44 (0) 207 466 5000

U.S. Media

Citigate Sard Verbinnen:

Hugh Burns/Kim Levy/Renée Soto +1-212-687-8080

Telewest contacts:

Investors

Richard Williams	+44 20 7299 5479

U.K. or U.S. Media

Kirstine Cox	+44 20 7299 5115 or

Brunswick:

Nick Claydon	+44 20 7404 5959

Forward Looking Statements

Certain statements in this press release regarding the proposed transaction between NTL Incorporated (“ntl”) and Telewest Global, Inc. (“Telewest”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Telewest’s or ntl’s future expectations, beliefs, goals or prospects constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995.  When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements. In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest. These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed acquisition, (6) availability and cost of capital, (7) the ability to

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manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent Form 10-K, 10-Q and 8-K reports.

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ntl and Telewest:

Creating the Triple Play Champion

October 3, 2005

[LOGO]

Forward-Looking Statements

Certain statements in this document regarding the proposed transaction between ntl Incorporated (“ntl”) and Telewest Global, Inc. (“Telewest”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Telewest’s or ntl’s future expectations, beliefs, goals or prospects constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995.  When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned”, “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements. In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest. These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed acquisition, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K. For additional information concerning factors that could cause actual results to materially differ from those projected herein,  please refer to our most recent Form 10-K, 10-Q and 8-K reports.

James Mooney
Chairman

Compelling Strategic Rationale

Building a Leader

•                  Transforming the scale and competitiveness of UK Cable

•                  2nd largest communications company in the UK

•                  Approximately 5 million customers

•                  £3.4bn in revenues and £1.2bn in OCF(1) (LTM)(2)

•                  Focus on product differentiation and innovation

•                  Service packages

•                  National reach / off-net

•                  Triple Play champion with cable footprint over more than 50% of UK households

•                  Enhanced ability to compete nationally with Sky, Freeview, BT

•                  Access to content

•                  Strengthening cable’s position in multichannel TV market place

Driving Value

•                  Commitment to deliver synergies with NPV of approximately £1.5bn

•                  Eliminate duplicated activities

•                  Enhanced scale for more effective operations, marketing and product development

•                  Significantly cash accretive

(1)          Defined as operating income before depreciation, amortization and other charges.

(2)          Twelve months ended 30th June 2005.

Transaction Summary

Terms

•                  Telewest shareholders to receive for each share, $16.25 in cash and 0.115 ntl share in stock, for a total consideration of $4.1bn in cash and $1.9bn in stock

•                  Cash / stock mix approximately 68% / 32%

•                  Telewest shareholders to own approximately 25% of enlarged ntl

Financing

•                  Financing fully committed

•                  Cash portion financed by existing cash and additional debt of c.£1.8bn

•                  Refinancing of existing ntl and Telewest senior credit facilities

Conditions

•                  Shareholder approvals

•                  Satisfactory regulatory outcome

•                  Other customary conditions

Expected Timeline

• Telewest and ntl shareholder approvals	3 – 6 months

• Regulatory process

• Transaction closing

UK Cable: Board and Management

Governance Considerations

•                  New board composition

•                  All existing ntl directors

•                  Two Telewest directors

•                  US style board with appropriate independent committees

•                  Adherence to best practice in corporate governance

•                  Focus on shareholder value

Key Positions

•	James Mooney – Chairman(1)	ntl

•	Anthony Stenham – Deputy Chairman(1)	Telewest

•	Simon Duffy – President and CEO(1)	ntl

•	Neil Berkett – COO	New

•	Jacques Kerrest – CFO	ntl

•	Neil Smith – Deputy CFO	Telewest

•	Howard Watson – CTO	Telewest

•	Stephen Upton – Head of Networks	ntl

•	Michael Riddle – CIO	New

(1)          Office of the Chairman.

UK Cable: Pro Forma Profile
Enhanced Scale Underpins Strong Cash Flow Conversion

LTM Revenue(1) (£m)	LTM OCF(1), (2) (£m)	LTM OCF(1), (2) – Fixed Asset Additions (£m)

[CHART]	[CHART]	[CHART]

(1)   As per financials restated for sale of Ireland and Broadcast, for last twelve months ending 30th June 2005.

(2)   Operating income before depreciation, amortization and other charges.

(3)   Sit-up results have been consolidated from 12th May 2005 onwards.

(4)   Not adjusted for Intercompany amounts or other adjustments that will be reflected in pro forma financial statements included in the merger joint proxy statement/prospectus. Not adjusted for potential accounting policy differences between ntl and Telewest.

UK Cable: Leading Combination of Scale, Capability and Services

		ntl	Telewest	UK Cable	Sky	BT	LLU Player
	Coverage	X	X	XX	XXX	XXX	X
Network
	Capabilities	XX	XX	XXX	XX	XX	XX

	Broadband	XXX	XXX	XXX	Y	XXX	XX

	TV	X	XX	XXX	XXX	Y	Y
Services
	Telephony	XX	XX	XX	Y	XXX	XX

	Packages	XXX	XXX	XXX	Y	XX	X

Y	Undecided
X	Low competitive position
XX	Average competitive position
XXX	Strong competitive position

ntl Evolution

Restructure Balance Sheet & Corporate Portfolio	Restructure Operations & Improve Efficiencies	Drive Customer Value	Leverage Scale	Next Steps
• Rights offering and refinancing • Sale of Broadcast and Ireland • Interest expense halved • Leverage more than halved • Debt maturity extended by 5 years	• Call centres: 13 to 3 • Billing systems: 12 to 3 • 3,000 headcount reduction • Single national structure • OCF(1) margins improved from 28% to 34%(2)	• Marketing focus on triples • 25% triple play, and growing • 15% triples at point of sale, and growing • Enhance product offerings • VOD • 10 MB BB • Ethernet	• Focus on cable • Telewest acquisition • ≈ 5m customers and ≈ 10m RGUs • Leading triple play service provider in UK	• PVR • HDTV • VoIP • Mobility • Off-net • Content

(1)          Defined as operating income before depreciation, amortization and other charges.

(2)          From Q1 2003 to Q2 2005.

Simon Duffy
President and CEO

UK Cable: Preparing the Platform for Growth

Key Priorities to Date

ntl

•                  Resolving legacy issues

•                  Integrating systems, call centers, etc.

Telewest

•                  Focussing on triple play

•                  Marketing and product development

UK Cable

•                  Completing corporate restructurings

•                  Driving next generation platforms and  functionality

Recent RGU Development (millions)

[CHART]

% Triple – Play

[CHART]

UK Cable: Combination Achieves Critical Mass

	ntl(1)	Telewest(1)	UK Cable		Comments

Homes Marketable (‘000)	7,923	4,698	12,621		52% penetration of total UK
Customers (‘000)	3,056	1,837	4,893		39% of homes marketable
RGU’s (‘000)
TV	1,962	1,332	3,294		26% penetration
Telephony	2,593	1,689	4,282		34% penetration
Broadband	1,409	853	2,261		18% penetration
Total	5,964	3,874	9,837		2.01 RGUs/ Customer
% Triple-Play	25.4%	32.8%	28.2%
Customer ARPU	£39.81	£44.86	£41.71	(2)

LTM(3) Business revenues (£m)	460	250	710		#3 Player

(1)          As per reported KPI’s for Q2 2005. On-net only for ntl.

(2)          Weighted average using the respective number of customers for Q2 2005.

(3)          Twelve months ended 30th June 2005. Not adjusted for Intercompany amounts or other adjustments that will be reflected in pro forma financial statements included in the merger joint proxy statement/prospectus.

Not adjusted for potential accounting policy differences between ntl and Telewest.

Changing the Competitive Landscape

Product	Market Position (Subscribers)	Product Strategy
Consumer Broadband #1	[CHART]	• Strategic driver
• Unique capabilities
• HFC and DSL

Pay TV #2	[CHART]	• VOD, PVR, HDTV
• Strategic content asset

Fixed Telephony #2	[CHART]	• Talk plans
• New products
• VoIP and Mobility

(1)          Includes Virgin.net.

(2)          On-net only.

Content:  A Strategic Asset to Reposition TV

Rationale

•                  Strengthens cable’s position in the multi-channel TV market place

•                  Unique portfolio of profitable basic tier channels with 8.6% share of commercial impacts in H1 2005

Options

•                  Retain 100% ownership

•                  Strategic partnerships

•                  Partial divestment for potential deleveraging

Business:  # 3 Competitor with Next Generation Network

Priorities

•                  Most profitable alternative business operator

•                  Utilizing off-peak network capacity

•                  Leverage local loop

•                  Focus on on-net traffic, data and value-added services

•                  Selective approach, not everything to everyone

•                  A key strategic asset in industry consolidation

2004A Revenues (£m)

Incumbent Alternative Telcos

[CHART]

(1)          ntl’s estimate of BT’s Business, Major Corporate and Wholesale revenue for UK only (FYE 31st March 2005).

(2)          On-net only for ntl.

(3)          As reported for North Region, consisting of Belgium, Denmark, Ireland, Netherlands, Sweden and UK.

Significant Value Creation from Tangible Synergies

	Area	Drivers	NPV of Synergies(1)

Synergies	Cost of Sales	• Reduction of interconnect charges and programming costs	Approximately £1.5bn [CHART]

	Operating	• Scale benefits and best practices
	Costs	• Consolidation of central functions

	Other SG&A	• Consolidation of infrastructure, systems and platforms

• Procurement savings
	Capex	• Single core network
• Single product deployments

Implementation

•                  Gross synergies expected to be realised from 2006 onwards, achieving run rate by end of 2008

•                  Well-developed implementation plan

•                  Anticipated implementation costs of £250m 2006 – 2008

Targets

•                  Cash synergies run-rate exiting 2008 of approximately £250m

•                  OCF(2) margins of over 40%

(1)          After implementation costs.

(2)          Defined as operating income before depreciation, amortization and other charges.

Strong Cash Flow Generation Supports New Capital Structure

Pro Forma Net Debt(1)

[CHART]

Pro Forma Net Debt / OCF(1)

[CHART]

•                  New financing fully committed

•                  UK Cable capital structure post-transaction contemplates £5.9bn of gross debt and £5.7bn of net debt (including £0.1bn of capital leases)

•                  £3.2bn senior UK facilities (existing facilities refinanced)

•                  Existing £0.8bn subordinated ntl UK bond

•                  New £1.8bn subordinated US bond

•                  £0.2bn excess cash

•                  Medium-term capital structure target of 3-4x net debt / OCF(1)

(1)          ntl net debt as at Q2 2005 is calculated after the July 2005 £23m reduction to Tranche A term loan and FRN redemption

(2)          Defined as operating income before depreciation, amortization and other charges.

Operating Priorities:  Synergy Delivery and
Best Practice Implementation

Products

•                  Focus on product and service differentiation and innovation

•                  Reposition TV offering through VOD, PVR, HDTV and content

•                  Maximise broadband advantage

Marketing

•                  Reinvigorate marketing

•                  Focus on triple play

Revenue

•                  Maximise revenue growth and customer lifetime value through ARPU improvement, RGU growth and churn reduction

•                  Data products to accelerate growth in business division

Operations

•                  Pursue scale benefits

•                  Optimise platforms, systems and processes

•                  Deliver synergies

•                  Focus on customer service

Investments and Development

•                  Customer-driven

•                  IP convergence: a single network platform for all new services: VoIP, personalised video, MPLS VPNs, teleworking, etc.

•                  Mobility: personalised to user rather than premise – remote access and control, mobile working, etc.

Creating the Triple Play Champion

Compelling Strategic Rationale

•                  Transforming the scale and competitiveness of UK Cable

•                  #1 or #2 in each Consumer sector and #3 in Business

Substantial Value Creation

•                  Run-rate cash synergies of around £250m

•                  NPV of synergies approximately £1.5bn

•                  Clear implementation plan

•                  Improved capital structure

Strongly Positioned for the Future

•                  Unique network capability

•                  Access to content

•                  Triple play leadership

•                  Product differentiation and innovation

•                  Targeted service packages

Additional Information and Where to Find it

http://ntltelewest.mergerannouncement.com

This filing may be deemed to be solicitation material in respect of the proposed merger of ntl and Telewest.  In connection with the proposed merger, ntl and Telewest will file a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS OF NTL AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The final joint proxy statement / prospectus will be mailed to stockholders of ntl and Telewest.  Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, when it becomes available, and other documents filed by ntl and Telewest with the SEC, at the SEC’s web site at http://www.sec.gov .  Free copies of the joint proxy statement / prospectus, when it becomes available, and each company’s other filings with the SEC may also be obtained from the respective companies.  Free copies of ntl’s filings may be obtained by directing a request to ntl Incorporated, 909 Third Avenue, Suite 2863, New York, New York 10022, Attention: Investor Relations.  Free copies of Telewest’s filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London W1W 5QA, United Kingdom, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation

ntl, Telewest and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from their respective stockholders in favour of the merger. Information regarding ntl’s directors and executive officers is available in ntl’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 5, 2005. Information regarding Telewest’s directors and executive officers is available in Telewest’s proxy statement for its 2005 annual meeting of stockholders, while was filed with the SEC on April 11, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement / prospectus and the other relevant documents filed with the SEC when they become available.

Calculation of Combined Revenue and OCF(1)

The statements of combined revenues and OCF in this release are estimates and have been calculated by adding similar category information derived from the companies’ separate filings with the Securities and Exchange Commission for each of their past four fiscal quarters.   This data has not been adjusted to reflect, for example, inter-company amounts, differences in accounting policies or other matters.  Consequently, this measurement method may result in amounts that differ from those that the companies or the combined company may use in the future

(1)          Defined as operating income before depreciation, amortization and other charges.

ntl and Telewest:
Creating the Triple Play Champion

October 3, 2005